UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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☒	Soliciting Material Pursuant to §240.14a-12

THE STRIDE RITE CORPORATION

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Filed by The Stride Rite Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

This filing consists of certain communications made in connection with the announcement of an Agreement and Plan of Merger, dated as of May 22, 2007, among The Stride Rite Corporation, a Massachusetts corporation (the “Company”), Payless ShoeSource, Inc., a Delaware corporation (“Parent”), and San Jose Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of Parent (“Merger Sub)”.

June 12, 2007

Dear Stride Rite Associate:

In the attached memo from Matt Rubel he expresses his appreciation for your enthusiasm in welcoming him and his team to our offices recently. It was a great way to begin to build relationships and understanding between our companies.

Continuing to build relationships and appreciation for each other’s operations and opportunities will be the key to our future success. In planning for the transition we will be setting up a few small teams that will consist of associates from both companies. The goal of these teams will be to identify areas where the combined companies can realize more effective and efficient operations thereby increasing our ability to deliver better results to our customers and shareholders.

During the next few months before the closing of the transaction we need to continue to focus on our existing businesses and delivering results. This is so important for both us and our shareholders.

I want to personally thank you in advance for your continued dedication and focus in the coming months.

David Chamberlain

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite’s proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available.

This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless’s proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS’S CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available.

Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless’s Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless’ Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite’s most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless’s Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.

To:	All Stride Rite Associates

From:	Matt Rubel

Subject:	Building Strong Partnerships Between Stride Rite and Payless Associates

I’d like to share an update on our meetings in Lexington on May 31 and June 1. I was delighted to have an opportunity to get to know more members of the Stride Rite team and to witness the growing optimism about the great things we can accomplish once our companies come together under the Collective Brands Inc. holding company.

I spent a good portion of my time meeting with members of the brand teams, learning more about their products. I want to thank everyone for the insights you shared with me. It is clear that you have tremendous pride in each of your brands and great passion for the customers you serve. It is my hope and my commitment that we will partner together to fully realize each brand’s potential in the marketplace.

Several other Payless Associates joined me on the visit to Lexington. They spent time meeting with their Stride Rite counterparts in Finance, IT, and Human Resources. Collectively, we were impressed by the talents of the Stride Rite Associates we met and felt a genuine spirit of teamwork and open dialogue developing between our organizations.

As David mentioned in his message, we also met as a larger group to begin planning the integration process. The team agreed upon a strong, collaborative process, with Stride Rite and Payless Associates actively participating in all planning decisions. Integration team members are currently being identified in preparation for a kickoff meeting that will take place in the next few days.

In addition to collaboration, David and I also agreed that open communication will be critical throughout the integration planning process. This email is the first of many you will receive. We will communicate more details about the integration planning process and provide you with regular updates on the work of the integration teams. We’ll also open up channels for you to offer your ideas, suggestions and questions.

Reflecting upon our visit to Lexington, I am even more energized about the potential for our new combined organization. Stride Rite and Payless will be bringing together people with abundant talents, similar values and great passion for serving customers. I cannot wait to see all the things we will accomplish, together!

All the best,

Matt Rubel

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite’s proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available.

This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless’s proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS’S CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available.

Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless’s Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless’ Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite’s most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless’s Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.